GOODWILL, LICENSE COSTS AND OTHER INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2018
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL, LICENSE COSTS AND OTHER INTANGIBLE ASSETS

NOTE 4 – GOODWILL, LICENSE COSTS AND OTHER INTANGIBLE ASSETS

The following table summarizes the changes in the Company’s goodwill balance:

	December 31, 2018	December 31, 2017
Beginning balance	$9,539	$9,294
Foreign currency adjustment	(525)	245

Balance at the end of the year	$9,014	$9,539

There are no accumulated goodwill impairments for the years ended December 31, 2018 and 2017.

The Company’s license costs and other intangible assets consisted of the following:

		As of December 31, 2018			As of December 31, 2017
	Estimated Useful Lives	Gross Carrying Amount	Accumulated Amortization	Net	Gross Carrying Amount	Accumulated Amortization	Net
License costs	7 - 20 years	$187,415	$(109,402)	$78,013	$192,713	$(97,848)	$94,865
Subscriber relationships	7 years	12,546	(9,670)	2,876	13,276	(8,152)	5,124
Other	6 - 14 years	3,537	(3,439)	98	3,618	(3,356)	262

Total		$203,498	$(122,511)	$80,987	$209,607	$(109,356)	$100,251

Amortization expense was $17.2 million, $17.8 million and $18.0 million for the years ended December 31, 2018, 2017 and 2016, respectively. Estimated future amortization expense associated with the net carrying amount of license costs and other intangible assets, based on the exchange rate as of December 31, 2018, is as follows:

Years ending December 31,
2019	$16,557
2020	10,761
2021	7,450
2022	6,412
2023	5,597
Thereafter	34,210

Total	$80,987

New Zealand:

On October 29, 2013, Trilogy International Radio Spectrum LLC, a Delaware limited liability company and indirect wholly owned subsidiary of TIP Inc. (“TIRS”), entered into an agreement with the government of New Zealand for the acquisition of a 10 MHz paired license of 700 MHz spectrum (the “700 MHz License”) for $44.0 million New Zealand dollars (“NZD”) ($29.5 million based on the exchange rate at December 31, 2018). The 700 MHz License expires in 2031. TIRS has made this spectrum available to 2degrees, and 2degrees uses such spectrum in connection with its provision of 4G services.

The acquisition of the 700 MHz License was funded through a long-term payable from TIRS to the government of New Zealand. TIRS is obligated to make annual installment payments along with accrued interest. Interest on the unpaid purchase price accrues at the rate of 5.8% per annum. During the year ended December 31, 2018, the Company paid an installment on behalf of TIRS in the total amount of $10.3 million NZD to the government of New Zealand ($7.0 million based on the average exchange rate in the months of payment of which $0.7 million was accrued interest). During the year ended December 31, 2017, the Company paid installments on behalf of TIRS in the total amount of $20.8 million NZD to the government of New Zealand ($14.5 million based on the average exchange rate in the months of payment of which $4.1 million was accrued interest).

As of December 31, 2018, the outstanding liability, excluding interest, for the 700 MHz License, recorded in Other current liabilities and accrued expenses, was $6.5 million. The final installment payment for the 700 MHz License is due in December 2019.

On October 25, 2013, Trilogy International South Pacific LLC (“TISP”), the owner of the equity interests in TIRS and a wholly-owned subsidiary of TIP Inc., and 2degrees entered into agreements pursuant to which, subject to certain conditions, 2degrees would have the right to acquire and TISP would have the right to cause 2degrees to acquire, the capital stock of TIRS in the future along with assuming the remaining license obligations to the government of New Zealand.

The agreement between TISP and 2degrees was subsequently amended to permit 2degrees to prepay, in full or in part, amounts payable to acquire the capital stock of TIRS. Payments made under the amended agreement are subject to 2degrees board approval. In 2016 and 2017, payments of $7.4 million and $11.0 million, respectively, were made by 2degrees to TISP under the amended agreement. No payments were made by 2degrees under the amended agreement in 2018. The intercompany balances and the related payment activities are eliminated upon consolidation.

Bolivia:

In November 2019, the license for 30 MHz of NuevaTel’s 1900 MHz spectrum holdings will expire. NuevaTel expects to renew the license and estimates that a payment of approximately $25 million will be due in the fourth quarter of 2019 prior to the expiration. The payment is expected to be funded with cash resources from a combination of NuevaTel’s operating cash flows, changes in the timing of property and equipment purchases, or in part through a use of proceeds from a sale and leaseback of certain NuevaTel network towers.